                            AMENDMENT NO. 3
                        PARTICIPATION AGREEMENT

The Amended and Restated Participation Agreement (the "Agreement"), dated August 1, 2000, by and among Allmerica Financial Life Insurance and Annuity Company, a Delaware life insurance company ("Insurer") (on behalf of itself and its "Separate Account," defined below); Allmerica Investments, Inc., a Massachusetts corporation ("Contracts Distributor"), the principal underwriter with respect to the Contracts referred to below; Alliance Capital Management L.P., a Delaware limited partnership ("Adviser"), the investment adviser of the Fund referred to below; and Alliance Fund Distributors, Inc., a Delaware corporation ("Distributor"), the Fund's principal underwriter (collectively, the "Parties"), is hereby amended as follows:

       Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                               SCHEDULE A

                                        1933 ACT      1940 ACT
  PRODUCT NAME                          NUMBER        NUMBER         PORTFOLIOS
----------------------------------------------------------------------------------------------------------------
  Allmerica Value Generation            333-87099     811-6293       Alliance Growth Portfolio
  ("Annuity Scout")

  DirectedAdvisorySolutions
  ("Fund Quest")                        333-90543     811-6293       Alliance Growth Portfolio

  Exec Annuity Plus                     33-39702      811-6293       Alliance Growth and Income Portfolio
                                                                     Alliance Premier Growth Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio

  Allmerica Advantage                   33-39702      811-6293       Alliance Growth and Income Portfolio
                                                                     Alliance Premier Growth Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio

  Agency C-Shares                       333-38274     811-6293       Alliance Growth and Income Portfolio
                                                                     Alliance Premier Growth Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio
                                                                     Alliance Technology Portfolio

  Select Reward                         333-78245     811-6632       Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio
                                                                     Alliance Technology Portfolio

  Select Acclaim                        333-92115     811-6632       Alliance Growth and Income Portfolio
                                                                     Alliance Premier Growth Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio
                                                                     Alliance Technology Portfolio

  Delaware Medallion (I, II, III)       33-44830      811-6293       Alliance Growth Portfolio
                                                                     Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio
                                                                     Alliance Technology Portfolio

  Delaware Golden Medallion             333-81281     811-6293       Alliance Growth Portfolio
                                                                     Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio
                                                                     Alliance Technology Portfolio


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

                                        1933 ACT      1940 ACT
  PRODUCT NAME                          NUMBER        NUMBER         PORTFOLIOS
----------------------------------------------------------------------------------------------------------------
  Pioneer Vision (I, II)                33-85916      811-8848       Alliance Premier Growth Portfolio
                                                                     Alliance Technology Portfolio

  Pioneer C-Vision                      333-64831     811-8848       Alliance Premier Growth Portfolio
                                                                     Alliance Technology Portfolio

  Pioneer Xtra Vision                   333-81017     811-8848       Alliance Premier Growth Portfolio
                                                                     Alliance Technology Portfolio

  Pioneer No-Load                       333-90535     811-8848       Alliance Premier Growth Portfolio
                                                                     Alliance Technology Portfolio

  Allmerica Select Life                 33-83604      811-8746       Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio

  VEL 87                                33-14672      811-5183       Alliance Premier Growth Portfolio

  VEL 91                                33-90320      811-5183       Alliance Premier Growth Portfolio

  VEL 93                                33-57792      811-7466       Alliance Premier Growth Portfolio

  Variable Inheiritage                  33-70948      811-8120       Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio

  Select Inheiritage                    33-70948      811-8120       Alliance Premier Growth Portfolio

  Allmerica Select Life Plus            333-84879     811-09529      Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio
                                                                     Alliance Technology Portfolio

  Allmerica VUL 2001                    333-84879     811-09529      Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio
                                                                     Alliance Technology Portfolio

  Allmerica Select SPL                  333-58551     811-8859       Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio

  Select SPL II                             TBD            TBD       AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio
                                                                     Alliance Technology Portfolio

  Select Life II                        33-83604      811-8746       Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio

  Select Charter                        333-63093     811-6632       Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio
                                                                     Alliance Technology Portfolio

  Select  Resource                      33-47216      811-6632       Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio
                                                                     Alliance Technology Portfolio


                                        1933 ACT      1940 ACT
  PRODUCT NAME                          NUMBER        NUMBER         PORTFOLIOS
----------------------------------------------------------------------------------------------------------------
  Allmerica Immediate Advantage         333-81861     811-6293       Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio

  VEL III                               333-58385     811-8857       Alliance Premier Growth Portfolio
  ("Allmerica Estate Optimizer")

  VUL 2001 Survivorship                 333-90995     811-09529      Alliance Premier Growth Portfolio
                                                                     Alliance Growth and Income Portfolio
                                                                     AllianceBernstein Small Cap Value Portfolio
                                                                     AllianceBernstein Value Portfolio
                                                                     Alliance Technology Portfolio

  Group VEL                             33-82658      811-8704       Alliance Growth and Income Portfolio
  (Standard)

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:   May 1, 2002


                                       ALLMERICA FINANCIAL LIFE INSURANCE
                                       AND ANNUITY COMPANY

                                       By:
                                              -------------------------------
                                       Name:  Mark A. Hug
                                       Title: President


                                       ALLMERICA INVESTMENTS, INC.

                                       By:
                                              -------------------------------
                                       Name:  William F. Monroe, Jr.
                                       Title: President


                                       ALLIANCE CAPITAL MANAGEMENT LP
                                       By:  Alliance Capital Management
                                            Corporation,
                                            its General Partner

                                       By:
                                              -------------------------------
                                       Name:  Edmund P. Bergan, Jr.
                                       Title: Vice President and Assistant
                                              General Counsel

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                                       ALLIANCE FUND DISTRIBUTORS, INC.

                                       By:
                                              -------------------------------
                                       Name:  Richard A. Winge
                                       Title: Senior Vice President